Exhibit 21

Aon Corporation and its Subsidiaries (as of December 31, 1999)

Aon Corporation                                                                           Delaware
120524 Canada Inc.                                                                        Canada
1e Katharinastrase 29 Vermogensverwaltungsges mbH                                         Germany
2e Katharinastrase 29 Vermogensverwaltungsges mbH                                         Germany
A Morel & Cie Sa                                                                          France
A&A (UK) Limited                                                                          United Kingdom
A. J. Norcott & Company (Holdings) Limited                                                United Kingdom
A. J. Norcott & Partners (Northern) Limited                                               United Kingdom
A. J. Norcott & Partners (Scotland) Limited                                               United Kingdom
A. J. Norcott & Partners Limited                                                          United Kingdom
A. J. Norcott Benefit Consultants Limited                                                 United Kingdom
A.G.Y.C. Corretores de Seguros Ltda.                                                      Portugal
A.H. Laseur B.V.                                                                          Netherlands
A.H.E. Alexander Howden de Espana S.A.                                                    Spain
A.H.G. Far East Ltd.                                                                      Hong Kong
A.H.O.H. (Bermuda) Limited                                                                Bermuda
A/S Assurance                                                                             Norway
AA & JG Denison & Company Ltd.                                                            United Kingdom
AARE Corporation                                                                          New York
ABS Insurance Agency Ltd.                                                                 United Kingdom
Acedale Co. Ltd.                                                                          Hong Kong
ACGMGA Corp.                                                                              Texas
ACN 004 192 394                                                                           Australia
ACN 006 278 226                                                                           Australia
ACN 008 497 318                                                                           Australia
ACN 051 158 984                                                                           Australia
ACN 075 486 243                                                                           Australia
ACP Insurance Agency, Inc.                                                                Texas
Administradora Centurion Ltda                                                             Colombia
Admiseg SA                                                                                Argentina
Adviser 151 Limited                                                                       United Kingdom
Affinity Insurance Services of Washington, Inc.                                           Washington
Affinity Insurance Services, Inc.                                                         Pennsylvania
Agencia Interoceanica de Subscripcion y Administracion S. A.                              Mexico
AGISA, S.A.                                                                               Mexico
Agostini Insurance Brokers Ltd.                                                           Trinidad
Agricola Training Limited                                                                 United Kingdom
Agricola Underwriting Limited                                                             United Kingdom
Agricola Underwriting Management Limited                                                  New Zealand
Agricola Underwriting Management Pty Ltd.                                                 Australia
Agricultural Risk Management (Pacific) Ltd                                                New Zealand
Agricultural Risk Management Argentina S.A.                                               Argentina
Agricultural Risk Management Chile                                                        Chile

                                     - 1 -
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Agricultural Risk Management North America, Inc.                                          Kansas
Agricultural Risk Management Pty. Ltd.                                                    Australia
Agricultural Risk Management, Limited                                                     United Kingdom
Agte Gebruder GmbH                                                                        Germany
Aidec Ciskei (Pty) Ltd.                                                                   South Africa
Aidec Gazankulu (Pty) Limited                                                             South Africa
Aidec Kangwane (Pty) Limited                                                              South Africa
Aidec Kwandebele (Pty) Limited                                                            South Africa
Aidec Lebowa (Pty) Limited                                                                South Africa
Aidec M.I.B. North West (Pty) Limited                                                     South Africa
Aidec Venda (Pty) Limited                                                                 South Africa
Air-Con Solution Ltd.                                                                     Thailand
Aircrew Underwriting Agencies Ltd.                                                        United Kingdom
Airscope Insurance Services Limited                                                       United Kingdom
AIS Affinity Insurance Agency of New England, Inc.                                        Massachusetts
AIS Affinity Insurance Agency, Inc.                                                       California
AIS Management Corporation                                                                California
Aldebaran S.R.L. Rome                                                                     Italy
Alexander & Alexander (C.I.) Limited                                                      Guernsey
Alexander & Alexander (Hong Kong) Holdings Limited                                        Hong Kong
Alexander & Alexander (Ireland) Limited                                                   Ireland
Alexander & Alexander (Isle of Man) Limited                                               United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.                                                Malaysia
Alexander & Alexander (Taiwan) Ltd.                                                       Taiwan
Alexander & Alexander (Thailand) Ltd.                                                     Thailand
Alexander & Alexander Asia Holdings Pte. Ltd.                                             Singapore
Alexander & Alexander B.V.                                                                Netherlands
Alexander & Alexander Benefits Services of Louisiana Inc.                                 Louisiana
Alexander & Alexander Colombia Ltda.                                                      Colombia
Alexander & Alexander Consultants S.A.                                                    France
Alexander & Alexander Corretores e Consultores de Seguros Lda.                            Portugal
Alexander & Alexander Europe GmbH                                                         Austria
Alexander & Alexander Europe Ltd.                                                         United Kingdom
Alexander & Alexander Far East Partners                                                   Hong Kong
Alexander & Alexander Galicia, S.A.                                                       Spain
Alexander & Alexander Holdings B.V.                                                       Netherlands
Alexander & Alexander Insurance Benefits Services Inc.                                    Massachusetts
Alexander & Alexander Insurance Brokers - Hungary                                         Hungary
Alexander & Alexander Insurance Brokers Ltd. Poland                                       Poland
Alexander & Alexander International Inc.                                                  Maryland
Alexander & Alexander Korea Inc.                                                          Korea
Alexander & Alexander Limited                                                             United Kingdom
Alexander & Alexander Ltd.                                                                Fiji
Alexander & Alexander Ltd.                                                                New Zealand
Alexander & Alexander Ltd. (Thailand)                                                     Thailand
Alexander & Alexander Mexico Agente de Seguros y de Fianza S.A. de C.V.                   Mexico
Alexander & Alexander Middle East Limited                                                 Bermuda

                                     - 2 -
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Alexander & Alexander of Colombia Ltda.                                                   Colombia
Alexander & Alexander of Kansas, Inc.                                                     Kansas
Alexander & Alexander of Missouri Inc.                                                    Missouri
Alexander & Alexander of Virginia, Inc.                                                   Virginia
Alexander & Alexander of Washington Inc.                                                  Washington
Alexander & Alexander Pte. Ltd.                                                           Singapore
Alexander & Alexander Risk Management Services, Inc.                                      Taiwan
Alexander & Alexander S.R.O. (Czech. Republic)                                            Czech Republic
Alexander & Alexander Services (India) Pvt. Ltd.                                          India
Alexander & Alexander Services Canada Inc.                                                Canada
Alexander & Alexander Services UK Limited                                                 Scotland
Alexander & Alexander Sigorta Musavirlk Anomim Sirketi                                    Turkey
Alexander & Alexander Spain Correduria de Seguros, S.A.                                   Spain
Alexander & Alexander Trustee Jersey Ltd.                                                 Jersey, Channel Islands
Alexander & Alexander U.K. Pension Trustees Ltd.                                          United Kingdom
Alexander & Alexander, Inc.                                                               Oklahoma
Alexander & Alexander, Inc.                                                               West Virginia
Alexander & Davidson de Colombia LTDA.                                                    Colombia
Alexander Administration Services Ltd.                                                    Isle of Man
Alexander Clay                                                                            Scotland
Alexander Clay Communications Limited                                                     United Kingdom
Alexander Consulting Groep B.V.                                                           Netherlands
Alexander Consulting Investment Services Inc.                                             Maryland
Alexander Coyle Hamilton Ltd.                                                             Ireland
Alexander Financial Services Ltd.                                                         Scotland
Alexander Hellas E.P.E.                                                                   Greece
Alexander Howden (Hellas) Ltd.                                                            Guernsey
Alexander Howden (Kazakhstan) Ltd.                                                        Kazakhstan
Alexander Howden Asia Pacific Ltd.                                                        United Kingdom
Alexander Howden Canada Limited                                                           Canada
Alexander Howden de Espana                                                                Spain
Alexander Howden Del Peru S.A. Reinsurance Brokers                                        Peru
Alexander Howden Energy & Partners Scandinavia                                            Norway
Alexander Howden Far East Ptd. Ltd.                                                       Singapore
Alexander Howden Financial Services Limited                                               United Kingdom
Alexander Howden Group (Asia) Pte. Ltd.                                                   Singapore
Alexander Howden Group (Australia) Limited                                                Australia
Alexander Howden Group (Bermuda) Limited                                                  Bermuda
Alexander Howden Holdings Limited                                                         United Kingdom
Alexander Howden Insurance Services of Texas, Inc.                                        Texas
Alexander Howden International Limited                                                    United Kingdom
Alexander Howden Leasing Ltd.                                                             United Kingdom
Alexander Howden Limited                                                                  United Kingdom
Alexander Howden North America, Inc.                                                      Georgia
Alexander Howden North America, Inc.                                                      Massachusetts
Alexander Howden North America, Inc.                                                      New York
Alexander Howden North America, Inc.                                                      Ohio

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Alexander Howden North America, Inc.                                                      Texas
Alexander Howden Ossa De Colombia SA                                                      Colombia
Alexander Howden Previsionales y Personas Ltda.                                           Colombia
Alexander Howden Reinsurance Brokers (Australia) Ltd.                                     Australia
Alexander Howden Reinsurance Intermediaries, Inc.                                         New York
Alexander Howden UK Limited                                                               United Kingdom
Alexander Howden Underwriting Limited                                                     United Kingdom
Alexander Howden Y Asociados S.A. de C.V.                                                 Mexico
Alexander Insurance Managers (Barbados) Ltd.                                              Barbados
Alexander Insurance Managers (Cayman) Ltd.                                                Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.                                                Ireland
Alexander Insurance Managers (Guernsey) Ltd.                                              Guernsey
Alexander Insurance Managers (Holdings) Ltd.                                              Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.                                           Isle of Man
Alexander Insurance Managers (Jersey) Ltd.                                                Jersey, Channel Islands
Alexander Insurance Managers (Luxembourg) S.A.                                            Luxembourg
Alexander Insurance Managers Ltd.                                                         Bermuda
Alexander Insurance Managers N.V.                                                         Netherlands
Alexander Lippo (Hong Kong) Ltd.                                                          Hong Kong
Alexander of Texas Inc.                                                                   Texas
Alexander Portfolio Management Ltd.                                                       New Zealand
Alexander R.M.C. Brown Partners Ltd.                                                      Australia
Alexander Reinsurance Intermediaries, Inc.                                                New York
Alexander Services, Inc.                                                                  Illinois
Alexander Stenhouse & Partners Limited                                                    Scotland
Alexander Stenhouse Belgium International                                                 Belgium
Alexander Stenhouse Limited                                                               United Kingdom
Alexander Stenhouse Magee Limited                                                         Ireland
Alexander Stenhouse Management Services Ltd.                                              Scotland
Alexander Stenhouse Nominees Ltd.                                                         Australia
Alexander Stenhouse Risk Management S.A.                                                  Spain
Alexander Underwriting Agencies Limited                                                   Bermuda
Alexander Underwriting Services Inc.                                                      Maryland
Alexander Underwriting Services Limited                                                   United Kingdom
Alexander Watkins S.A. de C.V.                                                            Mexico
Alexander, Ayling, Barrios & Cia, S.A.                                                    Argentina
Algemeen Asurantiekantoor van 1863 Justin van de Port bv                                  Netherlands
Allen Insurance Associates, Inc.                                                          California
Alpenbeck Limited                                                                         United Kingdom
American Special Risk Insurance Company                                                   Delaware
Anchor Reinsurance Company, Ltd.                                                          Bermuda
Anchor Underwriting Managers, Ltd.                                                        Bermuda
Anderson and Anderson Insurance Brokers, Inc.                                             California
Anderson and Anderson of Los Angeles Insurance Brokers, Inc.                              California
Anderson and Anderson of Orange County Insurance Brokers, Inc.                            California
Anderson and Anderson/Benefits Insurance Brokers, Inc.                                    California
Anderson and Anderson/D-K&S Insurance Brokers, Inc.                                       California

                                     - 4 -
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Andes Global Ltd.                                                                         Brit. Virgin Islands
Andrea Scagliarni Assicurazione                                                           Italy
Anglo-Swiss Reinsurance Brokers Ltd.                                                      Switzerland
Anistics Ltd.                                                                             United Kingdom
ANR Engineering Limited                                                                   United Kingdom
Anscor Insurance Brokers Inc.                                                             Philippines
Aon  Hudig cv                                                                             Netherlands
Aon  WACUS Kreditversicherungsmakler GmbH & Co.                                           Germany
Aon  WACUS Verwaltungs GmbH                                                               Germany
Aon (Panama) Ltd. S.A.                                                                    Panama
Aon Acquisition Corporation of Arkansas                                                   Arkansas
Aon Acquisition Corporation of New Jersey                                                 New Jersey
Aon Adjudication Services Limited                                                         United Kingdom
Aon Administrative Services Corp.                                                         California
Aon Advisors (U.K.) Limited                                                               United Kingdom
Aon Advisors, Inc.                                                                        Virginia
Aon Aisa Ltd                                                                              Hong Kong
Aon Alexander & Alexander N.V.                                                            Belgium
Aon Andueza Nikols, Corredores de Seguros S.A.                                            Chile
Aon Annuity Group, Inc.                                                                   Texas
Aon Antillen nv                                                                           Netherland Antilles
Aon Artscope Kunstversicherungsmakler  GmbH                                               Germany
Aon Aruba nv                                                                              Netherland Antilles
Aon Asia Insurance Services bv                                                            Netherlands
Aon Assurances Credit SA                                                                  France
Aon Aviation, Inc.                                                                        Illinois
Aon Bain Hogg Limited                                                                     United Kingdom
Aon Belgium nv                                                                            Belgium
Aon Benefit Services, Inc.                                                                Massachusetts
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd.                                      Singapore
Aon BEP Inc.                                                                              Quebec
Aon Boels & Begault S.A.                                                                  Belgium
Aon Brasil Resseguros Ltda                                                                Brazil
Aon Brazil Corretores de Seguros Ltda.                                                    Brazil
Aon Broker Services, Inc.                                                                 Illinois
Aon Broking Services S.A.                                                                 Argentina
Aon Canada Inc.                                                                           Canada
Aon Capital A                                                                             Delaware
Aon Capital Management, Inc.                                                              Delaware
Aon Captive Management, Ltd.                                                              U.S. Virgin Islands
Aon Captive Services (Nederland) bv                                                       Netherlands
Aon Captive Services Antillen nv                                                          Netherland Antilles
Aon Captive Services Aruba nv                                                             Netherland Antilles
Aon Centurion S.A. Corredores de Seguros                                                  Colombia
Aon Ceska republika spol. s.r.o.                                                          Czech Republic
Aon Colombia S.A. Corredores de Seguros                                                   Colombia
Aon Commercial Risks Hong Kong Ltd.                                                       Hong Kong

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Aon Compensation and Benefits Limited                                                     United Kingdom
Aon Conseil Assurances de Personnes SA                                                    France
Aon Consulting & Insurance Services                                                       California
Aon Consulting (Malaysia) Sdn Bhd.                                                        Malaysia
Aon Consulting Agency, Inc.                                                               Texas
Aon Consulting Belgium S.A.                                                               Belgium
Aon Consulting Chile Limitada                                                             Chile
Aon Consulting Consultores de Seguros Ltda.                                               Brazil
Aon Consulting Denmark A/S                                                                Denmark
Aon Consulting Financial Services Limited                                                 United Kingdom
Aon Consulting GmbH                                                                       Germany
Aon Consulting Group Limited                                                              United Kingdom
Aon Consulting Hong Kong Ltd.                                                             Hong Kong
Aon Consulting Inc.                                                                       Canada
Aon Consulting Limited                                                                    United Kingdom
Aon Consulting Nederland cv                                                               Netherlands
Aon Consulting New Zealand Ltd.                                                           New Zealand
Aon Consulting of Maryland, Inc.                                                          Maryland
Aon Consulting Pty Limited                                                                Australia
Aon Consulting S.A.                                                                       Colombia
Aon Consulting South Africa (Pty) Ltd.                                                    South Africa
Aon Consulting Thailand Ltd.                                                              Thailand
Aon Consulting Worldwide, Inc.                                                            Maryland
Aon Consulting, Inc.                                                                      Florida
Aon Consulting, Inc.                                                                      New Jersey
Aon Consulting, Inc.                                                                      New York
Aon Consulting, Inc.                                                                      Ohio
Aon Consulting, Inc.                                                                      Texas
Aon Consulting, Inc. of Arizona                                                           Arizona
Aon Consulting, Limited                                                                   Quebec
Aon Consulting, S.A. de C.V.                                                              Mexico
Aon Corporation Australia Limited                                                         Australia
Aon Credit Services Corporation                                                           Delaware
Aon CSC Corredores de Reaseguros Limitada                                                 Chile
Aon Denmark A/S                                                                           Denmark
Aon Direct Group Inc.                                                                     Canada
Aon Direct Group Small Company Life and Health Agents                                     Illinois
Aon Direct Research & Analytics Group Inc.                                                Canada
Aon Employee Risk Solutions Limited                                                       United Kingdom
Aon Enterprise Insurance Services, Inc.                                                   Illinois
Aon Enterprise Insurance Services, Inc.                                                   Texas
Aon Entertainment Risk Services Limited                                                   United Kingdom
Aon Finance Limited                                                                       United Kingdom
Aon Financial Planning Ltd.                                                               Australia
Aon Financial Products, Inc.                                                              Delaware
Aon Financial Services Group of Colorado, Inc.                                            Colorado
Aon Financial Services Group of New York, Inc.                                            New York

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Aon Financial Services Group, Inc.                                                        California
Aon Financial Services Group, Inc.                                                        Illinois
Aon Financial Services Group, Inc.                                                        Pennsylvania
Aon Financial Services Group, Inc.                                                        Texas
Aon Financial Services Limited                                                            United Kingdom
Aon Finland OY                                                                            Finland
Aon Forfaiting Limited                                                                    United Kingdom
Aon France S.A.                                                                           France
Aon Funds                                                                                 Delaware
Aon General Agency, Inc.                                                                  Texas
Aon General Consulting Ltda.                                                              Brazil
Aon GGI Acquisition Corporation, Inc.                                                     Texas
Aon Gil y Carvajal Flotas, SA                                                             Spain
Aon Gil y Carvajal Portugal - Corretores de Seguros SA                                    Portugal
Aon Global Risk Consultants Limited                                                       United Kingdom
Aon Grieg AS                                                                              Norway
Aon Grieg P&I AS                                                                          Norway
Aon Groep Nederland bv                                                                    Netherlands
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda                         UK
Aon Group Limited                                                                         United Kingdom
Aon Group Limited de Argentina S.A.                                                       Argentina
Aon Group Limited de Mexico, Intermediario de Reaseguro, S.A. de C.V.                     Mexico
Aon Group Ltd. Peru S.A.                                                                  Peru
Aon Group New Zealand Ltd.                                                                New Zealand
Aon Group Venezuela, Corretaje de Reaseguro, C.A.                                         Venezuela
Aon Group, Inc.                                                                           Maryland
Aon Hamond & Regine, Inc.                                                                 New York
Aon Hazard Limited                                                                        United Kingdom
Aon Health Services Inc.                                                                  Texas
Aon Healthcare Insurance Services of Arizona, Inc.                                        Arizona
Aon Healthcare Insurance Services, Inc.                                                   California
Aon Hellas A.E.                                                                           Greece
Aon Holdings Antillen nv                                                                  Netherland Antilles
Aon Holdings Australia Ltd.                                                               Australia
Aon Holdings Belgium nv                                                                   Belgium
Aon Holdings bv                                                                           Netherlands
Aon Holdings Denmark A/S                                                                  Denmark
Aon Holdings Hong Kong Limited                                                            Hong Kong
Aon Holdings International BV                                                             Netherlands
Aon Holdings New Zealand  Ltd.                                                            New Zealand
Aon Home Warranty Services, Inc.                                                          Delaware
Aon Hudig Groningen bv                                                                    Netherlands
Aon Hudig Hengelo bv                                                                      Netherlands
Aon Hudig Nijmegen bv                                                                     Netherlands
Aon Hudig Noordwijk bv                                                                    Netherlands
Aon Hudig Tilburg bv                                                                      Netherlands
Aon Hudig Venlo bv                                                                        Netherlands

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Aon Hudig-Schreinemacher vof                                                              Netherlands
Aon India Limited                                                                         United Kingdom
Aon Innovative Solutions, Inc.                                                            Missouri
Aon Insurance Management Agencies (Hong Kong) Ltd.                                        Hong Kong
Aon Insurance Management Services - Virgin Islands, Inc.                                  U.S. Virgin Islands
Aon Insurance Management Services, Inc.                                                   Delaware
Aon Insurance Managers (Antilles) nv                                                      Netherland Antilles
Aon Insurance Managers (Bermuda) Ltd.                                                     Bermuda
Aon Insurance Managers (Singapore) Pte. Ltd.                                              Singapore
Aon Insurance Managers (USA) Inc.                                                         Vermont
Aon Insurance Services                                                                    California
Aon Insurance Services, Inc.                                                              Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                                                         Bermuda
Aon International bv                                                                      Netherlands
Aon Investment Consulting Inc.                                                            Florida
Aon Investment Holdings, Inc.                                                             Delaware
Aon Investor Strategies, Inc.                                                             Delaware
Aon Italia SpA                                                                            Italy
Aon Jauch & Hubener Consulting GmbH                                                       Germany
Aon Jauch & Hubener GmbH                                                                  Germany
Aon Jauch & Hubener Holdings Gmbh                                                         Germany
Aon Jauch & Hubener Privates Vorsorgemanagement GmbH                                      Germany
Aon Jauch & Hubener Versicherungsconsulting Ges. mbH                                      Austria
Aon Jauch & Hubener Verwaltungs- GmbH                                                     Germany
Aon Life Agency of Texas, Inc.                                                            Texas
Aon Lumley Consulting (Pty) Ltd.                                                          South Africa
Aon Lumley South Africa (Pty) Ltd.                                                        South Africa
Aon Magyarorszag Alkusz Kft.                                                              Hungary
Aon Makelaars in Assurantien bv                                                           Netherlands
Aon Malta Ltd.                                                                            Malta
Aon Managed Care Risk & Insurance Services, Inc.                                          California
Aon Manzitti S.p.A.                                                                       Italy
Aon Mibrag Versicherungsvermittlungs GmbH                                                 Germany
Aon Middle East                                                                           United Arab Emirates
Aon Minet Ltd.                                                                            New Zealand
Aon Mozambique Ltd.                                                                       Mozambique
Aon Natural Resources Asia Ltd.                                                           Labuan
Aon Nikols Adriatica Srl                                                                  Italy
Aon Nikols bv                                                                             Netherlands
Aon Nikols Chile bv                                                                       Netherlands
Aon Nikols Colombia Holdings SA                                                           Colombia
Aon Nikols Latin America bv                                                               Netherlands
Aon Nikols N.E. SpA                                                                       Italy
Aon Nikols NBB Srl                                                                        Italy
Aon Nikols Srl                                                                            Italy
Aon Nikols Torino Srl.                                                                    Italy
Aon Nominees Limited                                                                      United Kingdom

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Aon Ossa Ltda, Corredores de Reaseguros                                                   United Kingdom
Aon Overseas Holdings Limited                                                             United Kingdom
Aon OWA Insurance Services GmbH & Co.                                                     Germany
Aon OWA Verwaltungs GmbH                                                                  Germany
Aon Partnership Limited                                                                   United Kingdom
Aon Pension Trustees Limited                                                              United Kingdom
Aon PHI Acquisition Corporation of California                                             California
Aon Pilar Corretora E Servicos de Seguros S/C Ltda.                                       Brazil
Aon Polska sp.z.o.o.                                                                      Poland
Aon Previsonals y Personas Ltda, Corredores de Reaseguros y Consultores                   United Kingdom
Aon Private Risk Management Insurance Agency, Inc.                                        Illinois
Aon Properties Limited                                                                    United Kingdom
Aon Pyramid International Limited                                                         United Kingdom
Aon Re (Bermuda) Ltd.                                                                     Bermuda
Aon Re (Thailand) Ltd.                                                                    Thailand
Aon Re Africa (Pty) Ltd.                                                                  South Africa
Aon Re Aviation Limited                                                                   United Kingdom
Aon Re Belgium nv                                                                         Belgium
Aon Re Canada Inc.                                                                        Canada
Aon Re China Ltd.                                                                         Hong Kong
Aon Re Iberia SA                                                                          Spain
Aon Re Inc.                                                                               Illinois
Aon Re Latinoamericana, S.A.                                                              Mexico
Aon Re Netherlands cv                                                                     Netherlands
Aon Re Non-Marine Limited                                                                 United Kingdom
Aon Re Panama, S.A.                                                                       Panama
Aon Re Special Risks Limited                                                              United Kingdom
Aon Re UK Limited                                                                         United Kingdom
Aon Re Worldwide, Inc.                                                                    Delaware
Aon Real Estate Services, Inc.                                                            New York
Aon Reed Stenhouse Inc.                                                                   Canada
Aon Reinsurance Brokers Asia Pte Ltd.                                                     Singapore
Aon Risconcept Inc.                                                                       Canada
Aon Risk Consultants (Bermuda ) Ltd.                                                      Bermuda
Aon Risk Consultants (Europe) Limited                                                     United Kingdom
Aon Risk Consultants bv                                                                   Netherlands
Aon Risk Consultants, Inc.                                                                Illinois
Aon Risk Management A/S                                                                   Denmark
Aon Risk Management Services Italia srl.                                                  Italy
Aon Risk Managers, Inc.                                                                   Illinois
Aon Risk Resources Insurance Agency, Inc.                                                 Illinois
Aon Risk Resources Limited                                                                United Kingdom
Aon Risk Resources, Inc.                                                                  Delaware
Aon Risk Services  (PNG) Pty. Ltd.                                                        Papau New Guinea
Aon Risk Services (Barbados) Ltd.                                                         Barbados
Aon Risk Services (Cayman) Ltd.                                                           Cayman Islands
Aon Risk Services (Chile) S.A.                                                            Chile

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Aon Risk Services (Europe) S.A.                                                           Luxembourg
Aon Risk Services (Fiji) Ltd.                                                             Fiji
Aon Risk Services (Holdings) of Latin America, Inc.                                       Delaware
Aon Risk Services (Holdings) of the Americas, Inc.                                        Illinois
Aon Risk Services (Ireland) Limited                                                       Ireland
Aon Risk Services (Thailand) Ltd.                                                         Thailand
Aon Risk Services (Vanuatu) Ltd.                                                          Vanuatu
Aon Risk Services (Western Samoa) Ltd.                                                    American Samoa
Aon Risk Services Agente de Seguros y de Fianzas, S.A. de C.V.                            Mexico
Aon Risk Services Argentina SA                                                            Argentina
Aon Risk Services Australia Ltd.                                                          Australia
Aon Risk Services Canada Inc.                                                             Canada
Aon Risk Services Companies, Inc.                                                         Maryland
Aon Risk Services Do Brazil Corretores de Seguros Ltda.                                   Brazil
Aon Risk Services Holdings (Chile) Ltda.                                                  Chile
Aon Risk Services Holdings UK Limited                                                     United Kingdom
Aon Risk Services Hong Kong Ltd.                                                          Hong Kong
Aon Risk Services International (Holdings) Inc.                                           Delaware
Aon Risk Services International Limited                                                   United Kingdom
Aon Risk Services Japan Ltd.                                                              Japan
Aon Risk Services Limited                                                                 United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                                                   New Zealand
Aon Risk Services of Missouri, Inc.                                                       Missouri
Aon Risk Services of Texas, Inc.                                                          Texas
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.                                 Singapore
Aon Risk Services Solomon Islands Ltd.                                                    Solomon Islands
Aon Risk Services Taiwan Ltd.                                                             Taiwan
Aon Risk Services UK Limited                                                              United Kingdom
Aon Risk Services, Inc. of Alabama                                                        Alabama
Aon Risk Services, Inc. of Arizona                                                        Arizona
Aon Risk Services, Inc. of Arkansas                                                       Arkansas
Aon Risk Services, Inc. of Central California Insurance Services                          California
Aon Risk Services, Inc. of Colorado                                                       Colorado
Aon Risk Services, Inc. of Connecticut                                                    Connecticut
Aon Risk Services, Inc. of Florida                                                        Florida
Aon Risk Services, Inc. of Georgia                                                        Georgia
Aon Risk Services, Inc. of Hawaii                                                         Hawaii
Aon Risk Services, Inc. of Idaho                                                          Idaho
Aon Risk Services, Inc. of Illinois                                                       Illinois
Aon Risk Services, Inc. of Indiana                                                        Indiana
Aon Risk Services, Inc. of Kansas                                                         Kansas
Aon Risk Services, Inc. of Kentucky                                                       Kentucky
Aon Risk Services, Inc. of Louisiana                                                      Louisiana
Aon Risk Services, Inc. of Maryland                                                       Maryland
Aon Risk Services, Inc. of Massachusetts                                                  Massachusetts
Aon Risk Services, Inc. of Michigan                                                       Michigan
Aon Risk Services, Inc. of Minnesota                                                      Minnesota

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Aon Risk Services, Inc. of Montana                                                        Montana
Aon Risk Services, Inc. of Nebraska                                                       Nebraska
Aon Risk Services, Inc. of Nevada                                                         Nevada
Aon Risk Services, Inc. of New Jersey                                                     New Jersey
Aon Risk Services, Inc. of New Mexico                                                     New Mexico
Aon Risk Services, Inc. of New York                                                       New York
Aon Risk Services, Inc. of Northern California Insurance Services                         California
Aon Risk Services, Inc. of Ohio                                                           Ohio
Aon Risk Services, Inc. of Oklahoma                                                       Oklahoma
Aon Risk Services, Inc. of Oregon                                                         Oregon
Aon Risk Services, Inc. of Pennsylvania                                                   Pennsylvania
Aon Risk Services, Inc. of Rhode Island                                                   Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services                         California
Aon Risk Services, Inc. of Tennessee                                                      Tennessee
Aon Risk Services, Inc. of the Carolinas                                                  North Carolina
Aon Risk Services, Inc. of Utah                                                           Utah
Aon Risk Services, Inc. of Virginia                                                       Virginia
Aon Risk Services, Inc. of Washington                                                     Washington
Aon Risk Services, Inc. of Washington, D.C.                                               District of Columbia
Aon Risk Services, Inc. of Wisconsin                                                      Wisconsin
Aon Risk Services, Inc. of Wyoming                                                        Wyoming
Aon Risk Services, Inc. U.S.A.                                                            New York
Aon Risk Technologies, Inc.                                                               Delaware
Aon S.G.C.A.                                                                              France
Aon Securities Corporation                                                                New York
Aon Select, Inc.                                                                          Pennsylvania
Aon Service Corporation                                                                   Illinois
Aon Services Group Limited                                                                United Kingdom
Aon Services Group of Tennessee, Inc.                                                     Tennessee
Aon Services Group, Inc.                                                                  Delaware
Aon Sigorta Brokerlik ve Musavirlik AS                                                    Turkey
Aon Slovensko spol.s r.o.                                                                 Slovak Republic
Aon South Africa (Pty) Ltd.                                                               South Africa
Aon Southern Europe b.v.                                                                  Netherlands
Aon Space SA                                                                              France
Aon Space, Inc.                                                                           District of Columbia
Aon Special Risk Resources Limited                                                        United Kingdom
Aon Special Risk Resources, Inc.                                                          Delaware
Aon Special Risks, Inc.                                                                   Illinois
Aon Specialty  Denmark A/S                                                                Denmark
Aon Specialty Re, Inc.                                                                    Illinois
Aon Stockholm                                                                             Sweden
Aon Superannuation Pty Limited                                                            Australia
Aon Surety & Guarantee Limited                                                            United Kingdom
Aon Sweden AB                                                                             Sweden
Aon Tanzania Ltd.                                                                         Tanzania
Aon Technical Insurance Services, Inc.                                                    Illinois

                                     - 11 -

Aon Trade Credit Insurance Brokers S.r.l.                                                 Italy
Aon Trade Credit Insurance Services, Inc.                                                 California
Aon Trade Credit, Inc.                                                                    Illinois
Aon Trade Credit, Inc.                                                                    New York
Aon UK Holdings Limited                                                                   United Kingdom
Aon UK Limited                                                                            United Kingdom
Aon UK Trustees Limited                                                                   United Kingdom
Aon Underwriting Agancies (Hong Kong) Ltd.                                                Hong Kong
Aon Vietnam                                                                               Vietnam
Aon Warranty Group Limited (UK)                                                           United Kingdom
Aon Warranty Group, Inc.                                                                  Illinois
Aon Warranty Korea, Inc.                                                                  Korea
Aon Warranty Services do Brasil Ltda.                                                     Brazil
Aon Warranty Services, Inc.                                                               Illinois
Aon Worldwide Resources, Inc.                                                             Illinois
Aon/Albert G. Ruben Company (New York) Inc.                                               New York
Aon/Albert G. Ruben Insurance Services, Inc.                                              California
Aon/Brockinton Agency of Texas, Inc.                                                      Texas
Aon/Saiz Limitada Barranquilla Corredores de Seguros                                      Colombia
Aon-Baoviet Inchcape Insurance Services Limited                                           Vietnam
Aongyc - Resseguros e Consultores de Seguros, Ltda                                        Portugal
AOPA Insurance Agency, Inc.                                                               Maryland
AOPA Insurance Agency, Inc.                                                               Texas
APAC (Alliance Pour l'Assurance Credit) Sarl                                              France
APM Services Limited                                                                      Hong Kong
Aporia Leasing Limited                                                                    United Kingdom
APS International Limited                                                                 United Kingdom
APS Life & Pensions Limited                                                               United Kingdom
Argenbroker Buenos Aires                                                                  Argentina
ARM COVERAGE INC.                                                                         New York
ARS Holdings, Inc.                                                                        Louisiana
Artemis Securities Ltd.                                                                   Guernsey
Artscope Insurance Services Limited                                                       United Kingdom
Artscope International Insurance Services Limited                                         United Kingdom
Ascom Nijmegen B.V.                                                                       Netherlands
ASCOMIN S.A.                                                                              Belgium
Asesores Kennedy Agente de Seguros y de Fianzas, S.A. de C.V.                             Mexico
Asesores y Corredores De Seguros, S.A.                                                    Republica Dominica
Asharo bv                                                                                 Netherlands
Asia Area Underwriters Ltd.                                                               Hong Kong
Asian American Finance Limited                                                            Bermuda
Asian Reinsurance Underwriters Limited                                                    Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH                                            Germany
Assidoge Srl                                                                              Italy
Assistance Au Management Et A La Prevention Des Risques De L'Entreprise                   France
Associated Brokers International                                                          Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited                                      Botswana

                                     - 12 -

Associated Ins. Broker of Botswana                                                        Botswana
Associates Dealer Group of Bellevue, Washington, Inc.                                     Washington
Association of Real Estate and Real Estate Related Professionals                          Missouri
Association of Rural and Small Town Americans                                             Missouri
Assurance et Courtages Reunis pour la Gestion - ACR Gestion SAS                           France
Assurantie Groep Langeveldt c.v.                                                          Netherlands
ATJ Capital Forsakringsmakleri AB                                                         Sweden
Atkins Kroll Insurance Inc.                                                               Guam
Atlanta International Insurance Company                                                   New York
Attorneys' Advantage Insurance Agency, Inc.                                               Illinois
AUSCO, Inc.                                                                               Illinois
Auto Conduit Corporation, The                                                             Delaware
Auto Insurance Specialists - Bay Area, Inc.                                               California
Auto Insurance Specialists - Inland Empire, Inc.                                          California
Auto Insurance Specialists - Long Beach, Inc.                                             California
Auto Insurance Specialists - Los Angeles, Inc.                                            California
Auto Insurance Specialists - Newport, Inc.                                                California
Auto Insurance Specialists - San Gabriel Valley, Inc.                                     California
Auto Insurance Specialists - Santa Monica, Inc.                                           California
Auto Insurance Specialists - Valley, Inc.                                                 California
Auto Insurance Specialists, Incorporated                                                  California
Automotive Warranty Services of Florida, Inc.                                             Florida
Automotive Warranty Services, Inc.                                                        Delaware
AV Agrar Versicherungsdienst GmbH                                                         Germany
Ayala Aon Insurance Brokers, Inc.                                                         Philippines
Ayala-Bain Insurance Company                                                              Philippines
B E P International (Canada) Holding Inc.                                                 Canada
B E P International Corp.                                                                 New Jersey
B E P International Holding Inc.                                                          Canada
B E P International US Inc.                                                               Delaware
B.L. Carnie Hogg Robinson Ltd.                                                            United Kingdom
B.N. Shepp  Associates Ltd.                                                               Alberta
B.N.H. Group Ltd.                                                                         United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder                                                Netherlands
Bailiwick Consultancy & Management Co. Ltd.                                               Guernsey
Bain Clarkson (HK) Ltd.                                                                   Hong Kong
Bain Clarkson Consulting AB                                                               Sweden
Bain Clarkson Forsakringskonsult AB, Stockholm                                            Sweden
Bain Clarkson Limited                                                                     United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.                                            United Kingdom
Bain Clarkson R.B. Ltd.                                                                   United Kingdom
Bain Clarkson Underwriting Management Ltd.                                                United Kingdom
Bain Dawes (London) Ltd.                                                                  United Kingdom
Bain Dawes Services Ltd.                                                                  United Kingdom
Bain Hogg Australia (Holdings) Ltd.                                                       Australia
Bain Hogg Australia Ltd.                                                                  Australia
Bain Hogg Chile S.A. Corredoros de Reasguro                                               Chile

                                     - 13 -

Bain Hogg Colombiana Ltd.                                                                 Colombia
Bain Hogg Group Limited                                                                   United Kingdom
Bain Hogg Hellas Ltd.                                                                     United Kingdom
Bain Hogg Holdings Limited                                                                United Kingdom
Bain Hogg Insurance Management (Guernsey) Ltd.                                            Guernsey
Bain Hogg Insurance Management (Isle of Man) Ltd.                                         Isle of Man
Bain Hogg Intermediaro de Reaseguro SA de CV                                              Mexico
Bain Hogg International Holdings Ltd.                                                     United Kingdom
Bain Hogg International Ltd.                                                              United Kingdom
Bain Hogg Investments (Australia) Pty Ltd.                                                Australia
Bain Hogg Ltd.                                                                            United Kingdom
Bain Hogg Malawi Ltd.                                                                     Malawi
Bain Hogg Management Ltd.                                                                 United Kingdom
Bain Hogg Pensions Pty Ltd.                                                               Australia
Bain Hogg Robinson Pty Ltd.                                                               Australia
Bain Hogg Russian Insurance Brokers Ltd.                                                  Russia
Bain Hogg Trustees Ltd.                                                                   United Kingdom
Bain Hogg Uganda Ltd.                                                                     Uganda
Bain Insurance Brokers Kenya Ltd.                                                         Kenya
Banca Seguros Colon, S.A.                                                                 Colombia
Bankers Insurance Service Corp.                                                           Illinois
Barros & Carrion, Inc.                                                                    Puerto Rico
BEC Insurance Services Limited                                                            United Kingdom
Bekouw Mendes C.V.                                                                        Netherlands
Bekouw Mendes Reinsurance B.V.                                                            Netherlands
Bekouw Mendes Risk Management B.V.                                                        Netherlands
Bell Nicholson Henderson (Holdings) Ltd.                                                  United Kingdom
Bell Nicholson Henderson Ltd.                                                             United Kingdom
BenefitsMedia, Inc.                                                                       Tennessee
Benoit & Borg (Europe) Limited                                                            Ireland
Berkely Agency Ltd.                                                                       New York
Berkely Coverage Corporation                                                              New York
Berkely-ARM, Inc.                                                                         New York
BerkelyCare, LTD.                                                                         New York
BH No. 1 Ltd.                                                                             United Kingdom
BHR, Inc.                                                                                 Delaware
Black Portch & Swain (Financial Services) Ltd.                                            United Kingdom
Bloemers & Co. Herverzekering bv                                                          Netherlands
Blom & Van der Aa BV                                                                      Netherlands
Blom & Van der Aa Holding BV                                                              Netherlands
Boels & Begault France S.A.                                                               France
Boels & Begault Luxembourg S.a.r.l.                                                       Luxembourg
Boels & Begault Vlaanderen S.A.                                                           Belgium
Bonnor & Company A/S                                                                      Denmark
Bowes & Company, Inc., of New York                                                        New York
Bowes Holdings, Inc.                                                                      Illinois
Bowring and Minet (Swaziland) (Pty) Ltd.                                                  Swaziland

                                     - 14 -

Brennan Group, Inc., The                                                                  Delaware
BRIC, Inc.                                                                                North Carolina
Brichetto Corretora de Seguros S/C Ltda                                                   Brazil
Brichetto Tecnica SA                                                                      Argentina
British Continental and Overseas Agencies (BCOA) SA                                       France
Broadgate Holdings Ltd.                                                                   United Kingdom
Brons Orobio Groep B.V.                                                                   Netherlands
Brons Van Lennep B.V.                                                                     Netherlands
Brons Van Lennep Den Haag B.V.                                                            Netherlands
Bruno Sforni S.p.A.                                                                       Italy
Bruns Ten Brink & Co. b.v.                                                                Netherlands
Bruns Ten Brink Herverzekeringen b.v.                                                     Netherlands
Bryson Associates Incorporated                                                            Pennsylvania
Bryson Associates Incorporated of Georgia                                                 Georgia
Budapest Pension Fund Company                                                             Hungary
Bureau d'Assurances Pirrotte GmbH                                                         Luxembourg
Bureau d'Assurances Pirrotte GmbH & Co. KG                                                Luxembourg
Burlington Insurance Services Ltd.                                                        United Kingdom
Burnie Enterprises Pty. Ltd.                                                              Papau New Guinea
Business Health Services, Inc.                                                            California
bv Algemeen Asurantiekantoor Schreinemacher                                               Netherlands
C A Robinson & Partners Ltd.                                                              United Kingdom
C.I.C. Realty, Inc.                                                                       Illinois
Cabinet Joos SARL                                                                         France
Caleb Brett Iberica, S.A.                                                                 Spain
California Group Services                                                                 California
Cambiaso Risso & Co. (Assicuriazioni Napoli)                                              Italy
Cambiaso Risso & Co. (Assicuriazioni) Srl                                                 Italy
Cambiaso Risso & Co. SA                                                                   Italy
Cambridge Galaher Settlements and Insurance Services, Inc.                                California
Cambridge Professional Liability Services, Inc.                                           Florida
Cambridge Professional Liability Services, Inc.                                           Illinois
Cambridge Professional Liability Services, Inc.                                           Pennsylvania
Cambridge Settlement Services, Inc.                                                       Minnesota
Camperdown 100 Limited                                                                    United Kingdom
Camperdown 101 Limited                                                                    United Kingdom
Cananwill Canada Limited                                                                  Ontario
Cananwill Corporation                                                                     Delaware
Cananwill Receivables Purchase Facility, L.L.C.                                           Delaware
Cananwill UK Limited                                                                      United Kingdom
Cananwill UK Limited                                                                      United Kingdom
Cananwill, Inc.                                                                           California
Cananwill, Inc.                                                                           Pennsylvania
CAP Managers Ltd.                                                                         Bermuda
Captive Assurance Partners                                                                California
Carstens & Schues GmbH & Co.                                                              Germany
Carstens & Schues Poland Ltd.                                                             Poland

                                     - 15 -

Carstens & Schues Verwaltungs GmbH                                                        Germany
Catz & Lips B.V.                                                                          Netherlands
CCM McGrath Berrigan Ltd.                                                                 Ireland
CD Benefit, Inc.                                                                          Texas
CECAR - Compagnie Europeene de Courtage d'Assurances et de Reassurances SAe               France
CECAR Deutschland GmbH                                                                    Germany
CECAR Inchcape Asia Ltd.                                                                  Hong Kong
CECAR Portugal                                                                            Portugal
Celinvest Amsterdam bv                                                                    Netherlands
Central Technica SA                                                                       Spain
Centris Services Limited                                                                  United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.                                                Mexico
Chemical & Oil Insurance Brokers (Pty) Ltd.                                               South Africa
Christopher Paul Insurance Services Ltd.                                                  United Kingdom
CIA Deutschland Kreditversicherungsmakler und Beratungs GmbH                              Germany
CIA Italia S.R.L.                                                                         Italy
CIA Link Ltd.                                                                             United Kingdom
CIA Supplier Finance Ltd.                                                                 United Kingdom
CIA USA Holdings, Inc.                                                                    Delaware
CICA Superannuation Nominees Pty. Ltd.                                                    Australia
CI-Erre Srl                                                                               Italy
Cinema Completions International, Inc.                                                    Delaware
Citadel Insurance Company                                                                 Texas
CJP, Inc.                                                                                 Delaware
Clarkson Bain Japan Ltd.                                                                  United Kingdom
Clarkson LMS Ltd.                                                                         United Kingdom
Clarkson Puckle Group, Ltd.                                                               United Kingdom
Clarkson Puckle Holdings Ltd.                                                             United Kingdom
Clarkson Puckle Ibex Ltd.                                                                 United Kingdom
Clarkson Puckle Ltd.                                                                      United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                                                    United Kingdom
Clay & Partners (1987) Limited                                                            United Kingdom
Clay & Partners Independent Trust Corporation Ltd.                                        United Kingdom
Clay & Partners Ltd.                                                                      United Kingdom
Clay & Partners Pension Trustees Limited                                                  United Kingdom
Claytime Ltd.                                                                             United Kingdom
Clinton, Curtis, Melling Ltd.                                                             Ireland
CNL Nikols SA                                                                             Spain
Cogrup Correduria de Seguros, S.A.                                                        Spain
Cogrup, S.L.                                                                              Spain
Cole, Booth, Potter of New Jersey, Inc.                                                   New Jersey
Cole, Booth, Potter, Inc.                                                                 Pennsylvania
Columbia Automotive Services, Inc.                                                        Illinois
Combined Insurance Company de Argentina S.A. Compania de Seguros                          Argentina
Combined Insurance Company of America                                                     Illinois
Combined Insurance Company of Europe Limited                                              Ireland
Combined Insurance Company of New Zealand Limited                                         New Zealand

                                     - 16 -

Combined Life Assurance Company Limited                                                   United Kingdom
Combined Life Assurance Company of Europe Limited                                         Ireland
Combined Life Insurance Company of Australia Limited                                      Australia
Combined Life Insurance Company of New York                                               New York
Combined Seguros Brasil S.A.                                                              Brazil
Combined Seguros Mexico, S.A. de C.V.                                                     Mexico
Commercial and Political Risk Consultants Ltd.                                            United Kingdom
Commercial Credit Corporation                                                             United Kingdom
Compagnie Franco-Belge d'Investissement et de Placement                                   Belgium
Compagnie Metropolotaine de Conseil - CMC SA                                              France
CompLogic, Inc.                                                                           Rhode Island
Compta Assur (SA)                                                                         France
Consultoria Vida y Pensiones S.A.                                                         Spain
Consumer Program Administrators, Inc.                                                     Illinois
Contract & Investment Recoveries Ltd.                                                     United Kingdom
Control de Riesgos, S.A.                                                                  Spain
Control y Global Services, S.A.                                                           Spain
Corks Bay & Fisher Ltd.                                                                   United Kingdom
Corks Bays & Fisher (Life & Pensions) Ltd.                                                United Kingdom
Corporacion Gil y Carvajal, SA                                                            Spain
Corporation Long Island CA                                                                Venezuela
Correduria de Seguros Gruppo Herrero, S.A.                                                Spain
CoSec 2000 Limited                                                                        United Kingdom
Coughlan General Insurances Limited                                                       Ireland
Couparey Nominees Limited                                                                 United Kingdom
Cranebox Ltd.                                                                             United Kingdom
Credit & Political Insurance Services Ltd.                                                United Kingdom
Credit & Political Risks Reinsurance Consultants Ltd.                                     United Kingdom
Credit Indemnity & Financial Services Ltd.                                                United Kingdom
Credit Insurance Research Unit Ltd.                                                       United Kingdom
CRiON nv                                                                                  Belgium
Crotty MacRedmond Insurance Limited                                                       Ireland
Custom Risk Solutions, LLC                                                                New Jersey
Customer Loyalty Institute, Inc.                                                          Michigan
cv 't Huys ter Merwe                                                                      Netherlands
CYARSA, Correduria de Reaseguros, S.A.                                                    Spain
CYARSA, Portugal, Correduria de Reaseguros, Ltda.                                         Portugal
D. Hudig & Co. b.v.                                                                       Netherlands
DA&A Insurance Agency, Inc.                                                               Texas
Dale Intermediaries Ltd. / Les Intermediaires Dale Ltee                                   Canada
Dale-Parizeau International Inc.                                                          Canada
Dale-Parizeau Management Ltd.                                                             Bermuda
Dealer Development Services, Ltd.                                                         United Kingdom
Deanborne Limited                                                                         United Kingdom
Denison Pension Trustees Ltd.                                                             United Kingdom
Diot Minet (France) SA                                                                    France
Dobson Park L. G. Limited                                                                 Guernsey

                                     - 17 -

Document Risk Management Limited                                                          United Kingdom
Dominion Mutual Insurance Brokers Ltd.                                                    Canada
Dormante Holdings Limited                                                                 United Kingdom
Downes & Burke (Special Risks) Ltd.                                                       United Kingdom
Dreadnaught Insurance Company Limited                                                     Bermuda
Duggan Insurances Limited                                                                 Ireland
DUO AS                                                                                    Norway
Duoband Enterprises Ltd.                                                                  United Kingdom
DuPage Care Administrators, Inc.                                                          Illinois
E. Lillie & Co. Limited                                                                   United Kingdom
Eastaf Holdings Ltd.                                                                      United Kingdom
ECCO Insurance Services, Inc.                                                             Texas
Edward Lumley & Sons (Underwriting Agencies) Ltd.                                         United Kingdom
Elektrorisk Beheer bv                                                                     Netherlands
Elm Lane Limited                                                                          United Kingdom
Employee Benefit Communications, Inc.                                                     Florida
Energy Insurance Brokers & Risk Management Consultants Ltd.                               United Kingdom
ENTAB Insurance Services Ltd.                                                             United Kingdom
Entertainment Managers Insurance Agency of New York, Inc.                                 New York
Entertainment Managers Insurance Services, Inc.                                           Ontario
ERAS (International) Ltd.                                                                 United Kingdom
Ernest A. Notcutt & Co. Ltd.                                                              United Kingdom
Ernest A. Notcutt (Overseas) Ltd.                                                         United Kingdom
Ernest Notcutt Insurance Services Ltd.                                                    United Kingdom
Essar Insurance Consultants Ltd.                                                          Taiwan
Essar Insurance Services Ltd.                                                             Hong Kong
Europa Services Ltd.                                                                      Malta
Ewbar Limited                                                                             United Kingdom
ExcelNet (Guernsey) Ltd.                                                                  Guernsey
ExcelNet Ltd.                                                                             United Kingdom
Excess Corredores de Reaseguros SA                                                        Chile
Excess Underwriters Agency, Inc.                                                          New York
Excess Versicherungsagentur GmbH                                                          Germany
EXKO Excess Ruckversicherungs-AG                                                          Germany
EXKO Excess Versicherungsagentur GmbH                                                     Germany
Expatriate Consultancy Limited, The                                                       United Kingdom
Fabels-Versteeg b.v.                                                                      Netherlands
Far East Agency                                                                           Korea
Fides Alexander (A.G.) Switzerland                                                        Switzerland
Figurecheck Ltd.                                                                          United Kingdom
Finance Assurance Conseil - FAC SA                                                        France
Financial Solutions Insurance Services, Inc.                                              Illinois
Finsbury Healthcare Limited                                                               United Kingdom
Firma A.J.  Driessen C.V.                                                                 Netherlands
Forsakringsmaklarna Syd KB                                                                Sweden
France Cote D'Afrique                                                                     France
France Fenwick Limited                                                                    United Kingdom

                                     - 18 -

Frank B. Hall & Co. (N.S.W.) Pty. Ltd.                                                    Australia
Frank B. Hall & Co. Holdings (N.Z.) Limited                                               New Zealand
Frank B. Hall (Ireland) Limited                                                           Ireland
Frank B. Hall (Reinsurance) France S.A.                                                   France
Frank B. Hall (Underwriting Managers) Ltd.                                                Bermuda
Frank B. Hall (United Kingdom) Limited                                                    United Kingdom
Frank B. Hall Insurance Brokers (S) Pte. Ltd.                                             Singapore
Frank B. Hall Re (Latin America) Inc.                                                     Panama
FS Insurance Agency of California, Inc.                                                   California
FS Insurance Agency, Inc.                                                                 Ohio
G&C Venezuela. S.A.                                                                       Venezuela
Galaher Settlements Company of New York, Inc.                                             New York
Garantie Europeene de Publication S.A.                                                    France
Gardner Mountain Financial Services Ltd.                                                  United Kingdom
Gardner Mountain Trustees Ltd.                                                            United Kingdom
Gateway Alternatives, L.L.C.                                                              Delaware
Gateway Insurance Company, Ltd.                                                           Bermuda
General Service Srl                                                                       Italy
Gestas (1995) Inc.                                                                        Canada
Giesy, Greer & Gunn, Inc.                                                                 Oregon
Gil y Carvajal - Consultores, Lda.                                                        Portugal
Gil y Carvajal Chile Ltda., Corredores de Seguros                                         Chile
Gil y Carvajal Consultores, S.A.                                                          Spain
Gil y Carvajal Correduria de Seguros, SA                                                  Spain
Gil y Carvajal Global Services S.A.                                                       Spain
Gil y Carvajal Iberoamerica, S.A.                                                         Spain
Gil y Carvajal Iberoamerica, SA                                                           Peru
Gil y Carvajal S.A. Corredores de Seguros                                                 Colombia
Gil y Carvajal Seguros, SA                                                                Spain
Gil y Carvajal UK Ltd.                                                                    United Kingdom
Gil y Carvajal, S.A. Vida y Pensiones                                                     Spain
Gilman Swire Willis Ltd.                                                                  Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.                                                    United Kingdom
Global Entertainment & Media Insurance Agency, L.L.C.                                     Illinois
Go Pro Agency, Inc. of San Antonio                                                        Texas
Go Pro Life Agency, Inc. of San Antonio                                                   Texas
Go Pro Underwriting Managers of Virginia, Inc.                                            Virginia
Go Pro Underwriting Managers, Inc.                                                        Texas
Godwins Limited                                                                           United Kingdom
Gotuaco del Rosario & Associates, Inc.                                                    Philippines
Gras Savoye Rumania                                                                       Romania
Greville Baylis Parry & Associates Ltd.                                                   United Kingdom
Greyfriars Marketing Services Pty Ltd.                                                    Australia
Group Le Blanc de Nicolay SA                                                              France
Groupement Europeen d'Assurances Generales                                                France
Growth Enterprises Ltd.                                                                   Bahamas
Guardrisk Insurance Company Limited                                                       South Africa

                                     - 19 -

Guernsey Nominees (Pty) Limited                                                           Guernsey
Gwelforth Ltd.                                                                            United Kingdom
H.A.R.B. Ltd.                                                                             United Kingdom
H.L. Puckle (Underwriting) Ltd.                                                           United Kingdom
Hadenmead Limited                                                                         United Kingdom
Halford, Shead & Co. Limited                                                              United Kingdom
Hall & Company (Overseas) Ltd.                                                            United Kingdom
Hall & Company (UK) Ltd.                                                                  United Kingdom
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH                           Germany
Hamburger Ruckversicherungs - Agentur GmbH                                                Germany
Hans R Schmidt Gmbh                                                                       Germany
Hanse Assekuranz-Vermittlungs GmbH                                                        Germany
Hanseatische Assekuranz Kontor GmbH                                                       Germany
Hanseatische Assekuranz Vermittlungs AG                                                   Germany
Harbour Pacific  Holdings Pty., Ltd.                                                      Australia
Harbour Pacific Underwriting Management Pty Limited                                       Australia
Heath Hudig Langeveldt Sdn. Bhd.                                                          Malaysia
Heerkens Thijsen Groep bv                                                                 Netherlands
Heerkens Thijssen & Co. bv                                                                Netherlands
Heerkens Thijssen Caviet vof                                                              Netherlands
Heiland Versicherungs-Service GmbH                                                        Germany
Heli Agency                                                                               Korea
Hemisphere Marine & General Assurance Ltd.                                                Bermuda
HHL (Taiwan) Ltd.                                                                         Taiwan
HHL Reinsurance Brokers Inc.                                                              Philippines
HHL Reinsurance Brokers Pte. Ltd.                                                         Singapore
HHL Reinsurance Services Sdn. Bhd.                                                        Malaysia
Highplain Limited                                                                         United Kingdom
Hobbs & Partners Ltd.                                                                     United Kingdom
Hogg Automotive Insurance Services Ltd.                                                   United Kingdom
Hogg Group Overseas Ltd.                                                                  United Kingdom
Hogg Group plc                                                                            United Kingdom
Hogg Robinson & Gardner Mountain (Insurance) Ltd.                                         United Kingdom
Hogg Robinson (Nigeria) Unlimited                                                         Nigeria
Hogg Robinson (Scotland) Ltd.                                                             Scotland
Hogg Robinson Holdings (Pty) Ltd.                                                         South Africa
Hogg Robinson North America, Inc.                                                         Delaware
Hogg Robinson Services (Kenya) Ltd.                                                       Kenya
Horwitch Insurance Agency, Inc.                                                           Illinois
Howden Cover Hispanoamericana (Bermuda) Ltd.                                              Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.                                          India
Howden Management & Data Services Ltd.                                                    United Kingdom
Howden Sterling Asia Limited                                                              Hong Kong
Howell King & Company Ltd.                                                                United Kingdom
HRGM 1989 Ltd.                                                                            United Kingdom
HRGM Cargo Ltd.                                                                           United Kingdom
HRGM Ltd.                                                                                 United Kingdom

                                     - 20 -

HRGM Management Services Ltd.                                                             United Kingdom
HRGM Marine Ltd.                                                                          United Kingdom
HRS EDV Systemhaus GmbH                                                                   Germany
Hudig Langeveldt Pte Ltd.                                                                 Singapore
Hudig-Langeveldt (Pensioenbureau) bv                                                      Netherlands
Hudig-Langeveldt (Reinsurance) bv                                                         Netherlands
Hudig-Langeveldt Coens N.V.                                                               Belgium
Hudig-Langeveldt Janson Elffers B.V.                                                      Netherlands
Hudig-Langeveldt Kyoritsu Ltd.                                                            Japan
Hudig-Langeveldt Makelaardij in Assurantien bv                                            Netherlands
Hudig-Langeveldt Saat B.V.                                                                Netherlands
Human Relations Strategies Limited                                                        United Kingdom
Huntington T. Block Insurance Agency, Inc.                                                District of Columbia
Huntington T. Block Insurance Agency, Inc.                                                Ohio
Hydrocarbon Risk Consultants Ltd.                                                         United Kingdom
Ian H. Graham, Inc.                                                                       California
Ibex Managers Ltd.                                                                        Kenya
ICR-Riass Srl                                                                             Italy
Impact Forecasting Limited                                                                United Kingdom
Impact Forecasting, L.L.C.                                                                Illinois
Inchcape Continental Insurance Holdings (Eastern Europe) Ltd.                             Cyprus
Inchcape Continental Insurance Holdings BV                                                Netherlands
Inchcape H.R. (Asia) Ltd.                                                                 Hong Kong
Inchcape Insurance Agencies (HK) LTd.                                                     Hong Kong
Inchcape Insurance Agencies Pte Ltd.                                                      Singapore
Inchcape Insurance Brokers (HK) Ltd.                                                      Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                                                    Malaysia
Inchcape Insurance Holdings (HK) Ltd.                                                     Hong Kong
Indemnity Insurance Services (Pty) Limited                                                South Africa
Industrie Assekuranz Gmbh                                                                 Germany
Inmobiliaria Ramos Rosada, S.A. de C.V.                                                   Mexico
Innovative Services International Limited                                                 United Kingdom
Innovative Services International, L.L.C.                                                 Delaware
Insurance Administrators, Inc.                                                            Texas
Insurance Brokers Service, Inc.                                                           Illinois
Insurance Broking Services (Pty) Limited                                                  Guernsey
Insurance Holdings Africa Ltd.                                                            Kenya
Insurance Planning, Inc.                                                                  Nevada
Insurance Underwriters Agency, Inc.                                                       Arizona
Integrated Risk Finance Limited                                                           United Kingdom
Integrated Risk Finance Limited                                                           United Kingdom
Integrated Risk Resources Limited                                                         United Kingdom
Integrated Risk Resources Limited                                                         United Kingdom
Interbroke Ltd.                                                                           Switzerland
Interglobe Management AG                                                                  Switzerland
Interims Limited                                                                          United Kingdom
International Aviation Brokers SA                                                         France

                                     - 21 -

International Film Finance Limited Partnership                                            United Kingdom
International Industrial Insurances Limited                                               Ireland
International Insurance Brokers Ltd.                                                      Jamaica
International Shipowners Mutual Insurance Association Limited                             Bermuda
International Space Brokers Inc.                                                          Virginia
Interocean (Italia) S.p.A.                                                                Italy
Interocean Reinsurance Company, S.A.                                                      Panama
Investment Facility Company Four One Two (Pty) Ltd.                                       South Africa
Investment Insurance International (Managers) Ltd.                                        United Kingdom
IOC Reinsurance Brokers Ltd.                                                              Canada
IRBJ Disposition Company                                                                  United Kingdom
IRISC Claims Management Limited                                                           United Kingdom
IRISC Specialty, Inc.                                                                     Delaware
IRM France S.A.                                                                           France
ISPP Purchasing Group                                                                     Missouri
ITA Insurance, Inc.                                                                       Utah
ItalCECAR S.p.A.                                                                          Italy
J H  Minet (Insurance) Ltd.                                                               Ireland
J H Minet (Inter-Gremium) AG                                                              Switzerland
J H Minet Agencies Ltd.                                                                   United Kingdom
J H Minet Puerto Rico Inc.                                                                Puerto Rico
J H Minet Reinsurance Services Limited                                                    United Kingdom
J&H Risk Management Consultants GmbH                                                      Germany
J&H Unison Holdings BV                                                                    Netherlands
J&H Vorsorgefonds                                                                         Switzerland
J.H. Blades & Co. (Agency), Inc.                                                          Texas
J.H. Blades & Co., Inc.                                                                   Texas
J.H. Blades Insurance Services                                                            California
J.S. Johnson & Co. Ltd.                                                                   Bahamas
James S. Kemper & Co. International Ltd.                                                  Bermuda
Jaspers Industrie Assekuranz GmbH & Co. KG                                                Germany
Jauch & Hubener (KG)                                                                      Austria
Jauch & Hubener AG                                                                        Switzerland
Jauch & Hubener Beratungs AG                                                              Switzerland
Jauch & Hubener CSFR Spol s.r.o.                                                          Slovak Republic
Jauch & Hubener d.o.o.                                                                    Slovak Republic
Jauch & Hubener Ges. m.b.H.                                                               Austria
Jauch & Hubener GmbH                                                                      Austria
Jauch & Hubener Kft.                                                                      Hungary
Jauch & Hubener Management betriebliche Versorgungen                                      Germany
Jauch & Hubener Personalvorsorgestiftung                                                  Switzerland
Jauch & Hubener Reinsurance Inter. Services of North America                              New Jersey
Jauch & Hubener Reinsurance Services Ltd.                                                 United Kingdom
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH                                     Germany
Jauch & Hubener spol sro                                                                  Czech Republic
Jenner Fenton Slade (Special Risks) Limited                                               United Kingdom
Jenner Fenton Slade Group Limited                                                         United Kingdom

                                     - 22 -

Jenner Fenton Slade Limited                                                               United Kingdom
Jenner Fenton Slade Political Risks Limited                                               United Kingdom
Jenner Fenton Slade Reinsurance Services Limited                                          United Kingdom
Jenner Fenton Slade Surety and Specie Limited                                             United Kingdom
JFC Consulting, Inc.                                                                      Delaware
JFS (Sudamerica) SA                                                                       Uruguay
JFS Fenchurch Limited                                                                     United Kingdom
JFS Greig Fester Limited                                                                  United Kingdom
JML-Minet A.G.                                                                            Switzerland
John C. Lloyd Reinsurance Brokers Ltd.                                                    Australia
John Scott Insurance Brokers Limited                                                      United Kingdom
Johnson & Higgins PB Co.                                                                  Thailand
Johnson Rooney Welch, Inc.                                                                California
Joost & Preuss GmbH                                                                       Germany
Joseph U. Moore, Inc.                                                                     Florida
Jover Prevision Correduria de Seguros                                                     Spain
K & K Insurance Brokers, Inc. Canada                                                      Ontario
K & K Insurance Group of Florida, Inc.                                                    Florida
K & K Insurance Group, Inc.                                                               Indiana
K & K Insurance Specialties, Inc.                                                         Indiana
K & K of California Insurance Services, Inc.                                              California
K & K of Nevada, Inc.                                                                     Nevada
Karl Alt & Co. GmbH                                                                       Germany
Keeling Insurance Services                                                                California
Keith Rayment & Associates Ltd.                                                           United Kingdom
Keyaction Ltd.                                                                            United Kingdom
Kininmonth Limited                                                                        Ireland
Kroller Holdings B.V.                                                                     Netherlands
L & G LMX Limited                                                                         United Kingdom
L. & F. Longobardi SRL                                                                    Italy
La Societe de Courtage Meloche Alexander Inc.                                             Canada
Langeveldt de Vos b.v.                                                                    Netherlands
Langeveldt Groep B.V.                                                                     Netherlands
Laurila, Kauriala & Grig Ltd.                                                             Russia
Laverack & Haines, Inc.                                                                   New York
LBN Asia International Reinsurance Brokers Pte Ltd.                                       Singapore
Le Blanc de Nicolay Asia                                                                  Hong Kong
Le Blanc de Nicolay Courtage SA                                                           France
Le Blanc de Nicolay Iberica                                                               Spain
Le Blanc de Nicolay Reassurances SA                                                       France
Le Blanc de Nicolay Riassicurazione                                                       Italy
Le Blanc de Nicolay Ruckversicherungsmakler GmbH                                          Germany
Le Blanc de Nicolay U.S., Inc.                                                            Delaware
Le Blanc de Nicolay Zurich                                                                Switzerland
Lescorp Limited                                                                           United Kingdom
Leslie & Godwin (C.I.) Limited                                                            Guernsey
Leslie & Godwin (Reinsurance) Copenhagen A/S                                              Denmark

                                     - 23 -

Leslie & Godwin (Scotland) Limited                                                        Scotland
Leslie & Godwin (U.K.) Limited                                                            United Kingdom
Leslie & Godwin (WFG) Limited                                                             United Kingdom
Leslie & Godwin Aviation Holdings Limited                                                 United Kingdom
Leslie & Godwin Aviation Limited                                                          United Kingdom
Leslie & Godwin Aviation Reinsurance Services Limited                                     United Kingdom
Leslie & Godwin AXL Limited                                                               United Kingdom
Leslie & Godwin Financial Risks Limited                                                   United Kingdom
Leslie & Godwin GmbH                                                                      Germany
Leslie & Godwin Group Limited                                                             United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                                                    Ontario
Leslie & Godwin Insurance Brokers, Inc.                                                   New York
Leslie & Godwin International Limited                                                     United Kingdom
Leslie & Godwin Investments Limited                                                       United Kingdom
Leslie & Godwin Limited                                                                   United Kingdom
Leslie & Godwin Marine Holdings Limited                                                   United Kingdom
Leslie & Godwin Non-Marine Limited                                                        United Kingdom
Leslie & Godwin Overseas Reinsurance Holdings Limited                                     United Kingdom
Leslie & Godwin Reinsurance Holdings Limited                                              United Kingdom
LIB Financial Services Ltd.                                                               United Kingdom
LIB Ltd.                                                                                  United Kingdom
Litigation Risk Management Limited                                                        United Kingdom
London General Holdings Limited                                                           United Kingdom
London General Insurance Company Limited                                                  United Kingdom
Lowndes Lambert Insurance Limited                                                         Ireland
Lumley Insurance Brokers (Pty) Ltd.                                                       South Africa
Lumley JFS Limited                                                                        United Kingdom
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.                           South Africa
Lumley Municipal & General Insurance Brokers (Orange Free State) (Pty) Ltd.               South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.                                   South Africa
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty) Ltd.                       South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.                                          South Africa
M Y A Ltda. Asesorias Integrales                                                          Colombia
M Y A Salud Ltda Agentes De Medicina Prepagada                                            Colombia
M.I. B. Healthcare Services (Pty) Limited                                                 South Africa
M.I.B. Aidec (Pty) Limited                                                                South Africa
M.I.B. Border (Pty) Limited                                                               South Africa
M.I.B. Employee Benefits (Pty) Limited                                                    South Africa
M.I.B. Group (Pty) Limited                                                                South Africa
M.I.B. House Investment (Pty) Limited                                                     South Africa
M.I.B. Property Holdings (Pty) Limited                                                    South Africa
M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited                                        Namibia
M.I.B. Reinsurance Brokers (Pty) Limited                                                  South Africa
MAB Insurance Services Ltd.                                                               United Kingdom
MacDonagh & Boland Group Limited                                                          Ireland
MacDonagh Boland Beech Hill Limited                                                       Ireland
MacDonagh Boland Crotty MacRedmond Limited                                                Ireland

                                     - 24 -

MacDonagh Boland Cullen Duggan Limited                                                    Ireland
MacDonagh Boland Foley Woollam Limited                                                    Ireland
Macey Clifton Walters Limited                                                             United Kingdom
Macey Williams Insurance Services Limited                                                 United Kingdom
Macey Williams Limited                                                                    United Kingdom
Madison Intermediaries Pty. Limited                                                       Australia
Mahamy Company plc (Aon Iran)                                                             Iran
Management and Regulator Services, Inc.                                                   New York
Mansell Investments Ltd.                                                                  Gibraltar
Mansfeld, Hubener & Partners Gmbh                                                         Germany
Marinaro Dundas SA                                                                        Argentina
Marinaro Dundas SA                                                                        Uruguay
Maritime Underwriters, Ltd.                                                               Bermuda
Martec Australia Pty Limited                                                              Australia
Martec Finance Pty Limited                                                                Australia
Martin Boyer Company, Inc.                                                                Illinois
Marvyn Hughes International Ltd.                                                          United Kingdom
Max Mattiessen AB                                                                         Sweden
MC Brokers Co. Ltd.                                                                       Thailand
Media/Professional Insurance Agency Limited                                               United Kingdom
Media/Professional Insurance Agency, Inc.                                                 Missouri
Mediterranean Insurance Brokers Ltd.                                                      Malta
Mediterranean Insurance Training Centre                                                   Malta
MEIE Argentina SA                                                                         Argentina
MIB UK (Holdings) Ltd.                                                                    United Kingdom
Mibsa Investments (Namibia) (Pty) Limited                                                 Namibia
Minahan Reinsurance Management Limited                                                    United Kingdom
Minerva Holdings (Pvt) Limited                                                            Zimbabwe
Minet (Taiwan) Ltd.                                                                       Taiwan
Minet a.s.                                                                                Czech Republic
Minet Africa Holdings Ltd.                                                                United Kingdom
Minet Airport Insurance Services Ltd.                                                     United Kingdom
Minet AS                                                                                  Norway
Minet Australia Holdings Ltd.                                                             Australia
Minet Australia Ltd.                                                                      Australia
Minet Benefit Services (International) Ltd.                                               Guernsey
Minet Botswana (Pty) Ltd.                                                                 Botswana
Minet Burn & Roche Pty. Ltd.                                                              Australia
Minet China Ltd.                                                                          Hong Kong
Minet Commercial Ltd.                                                                     United Kingdom
Minet Consultancy Services Ltd. (Kenya)                                                   Kenya
Minet Consultancy Services Ltd. (UK)                                                      United Kingdom
Minet Denison Financial Services Ltd.                                                     United Kingdom
Minet Denison Insurance Services Ltd.                                                     United Kingdom
Minet Direct Marketing Services Ltd.                                                      United Kingdom
Minet Duncan Insurance Brokers Ltd.                                                       United Kingdom
Minet Employees' Trust Company Ltd.                                                       United Kingdom

                                     - 25 -

Minet Europe Holdings Ltd.                                                                United Kingdom
Minet Financial Services Ltd.                                                             United Kingdom
Minet Firstbrokers Oy                                                                     Finland
Minet Group                                                                               United Kingdom
Minet Group Holdings                                                                      United Kingdom
Minet Group Services Ltd.                                                                 United Kingdom
Minet Holdings Guernsey Limited                                                           Guernsey
Minet Holdings Inc.                                                                       New York
Minet Hong Kong Ltd.                                                                      Hong Kong
Minet ICDC Insurance Brokers Ltd.                                                         Kenya
Minet Inc. (Canada)                                                                       Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.                                                   New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.                                                  Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.                                                   United Kingdom
Minet Insurance Brokers (Thailand) Ltd                                                    Thailand
Minet Insurance Brokers (Uganda) Limited                                                  Uganda
Minet Insurance Services (UK) Ltd.                                                        United Kingdom
Minet International (Holdings) Ltd.                                                       United Kingdom
Minet Kingsway (Lesotho) (Pty) Ltd.                                                       Lesotho
Minet Limited                                                                             Uganda
Minet Limited (Bermuda)                                                                   Bermuda
Minet Lindgren i Helsingborg                                                              Sweden
Minet Ltd.                                                                                United Kingdom
Minet Members Agency Holdings Ltd.                                                        United Kingdom
Minet New Zealand Ltd.                                                                    New Zealand
Minet Nigeria                                                                             Nigeria
Minet Nominees Ltd.                                                                       United Kingdom
Minet Professional Services (Europe) Ltd.                                                 United Kingdom
Minet Professional Services Ltd. (Australia)                                              Australia
Minet Professional Services Ltd. (UK)                                                     United Kingdom
Minet Properties (1989) Ltd.                                                              United Kingdom
Minet Properties Ltd.                                                                     United Kingdom
Minet RAIA Insurance Brokers Limited                                                      Hong Kong
Minet Re (Bermuda) Limited                                                                Bermuda
Minet Re GmbH                                                                             Germany
Minet Re International Ltd.                                                               United Kingdom
Minet Re North America, Inc.                                                              Georgia
Minet Risk Services (Barbados) Ltd.                                                       Barbados
Minet Risk Services (Bermuda) Ltd.                                                        Bermuda
Minet Risk Services (Guernsey) Ltd.                                                       Guernsey
Minet Risk Services (Jersey) Ltd.                                                         Jersey, Channel Islands
Minet Risk Services (Singapore) Ltd.                                                      Singapore
Minet S.A. de C.V.                                                                        Mexico
Minet Singapore Pte. Ltd.                                                                 Singapore
Minet Trans Risk Services Ltd.                                                            United Kingdom
Minet Trustees Ltd.                                                                       United Kingdom
Minet West Africa Ltd.                                                                    United Kingdom

                                     - 26 -

Minet Zambia Limited                                                                      Zambia
Minet Zimbabwe (Pvt) Ltd.                                                                 Zimbabwe
Minken Properties Ltd.                                                                    Kenya
MLH International Inc.                                                                    Ontario
Moes & Caviet Last bv                                                                     Netherlands
Morency, Weible & Sapa, Inc.                                                              Illinois
Motorplan Limited                                                                         United Kingdom
Mt. Franklin General Agency                                                               Texas
MTF Insurance Agency, Inc.                                                                Texas
Muirfield Underwriters, Ltd.                                                              Delaware
N.V. Verzekering Maatschappij Van 1890                                                    Netherlands
National Product Care Company                                                             Illinois
National Transportation Adjusters, Inc.                                                   Nebraska
NB Life Agents, Inc.                                                                      New York
Needler Heath (UK) Ltd.                                                                   United Kingdom
Needler Heath Dixon Ltd.                                                                  United Kingdom
Netherlands Construction Insurance Services Ltd                                           United Kingdom
New Co. #1 L.L.C.                                                                         Delaware
Nicholson Chamberlain Colls Australia Limited                                             Australia
Nicholson Chamberlain Colls Group Limited                                                 United Kingdom
Nicholson Chamberlain Colls Marine Limited                                                United Kingdom
Nicholson Jenner Leslie Group Limited                                                     United Kingdom
Nicholson Leslie (North America) Limited                                                  United Kingdom
Nicholson Leslie Accident & Health Limited                                                United Kingdom
Nicholson Leslie Agencies Limited                                                         United Kingdom
Nicholson Leslie Asia Pte Ltd                                                             Singapore
Nicholson Leslie Australia Holdings Limited                                               Australia
Nicholson Leslie Aviation Limited                                                         United Kingdom
Nicholson Leslie Aviation Reinsurance Brokers                                             United Kingdom
Nicholson Leslie BankAssure Limited                                                       United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited                                     United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants                                   United Kingdom
Nicholson Leslie Energy Resources Limited                                                 United Kingdom
Nicholson Leslie Financial Institutions Limited                                           United Kingdom
Nicholson Leslie International  (Reinsurance Brokers) Limited                             United Kingdom
Nicholson Leslie International Limited                                                    United Kingdom
Nicholson Leslie Italia S.P.A.                                                            Italy
Nicholson Leslie Limited                                                                  United Kingdom
Nicholson Leslie Management Services Limited                                              United Kingdom
Nicholson Leslie Marine Limited                                                           United Kingdom
Nicholson Leslie Nederland Reinsurance brokers cv                                         Netherlands
Nicholson Leslie Non-Marine Reinsurance Brokers Limited                                   United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited                              United Kingdom
Nicholson Leslie Property Limited                                                         United Kingdom
Nicholson Leslie Special Risks Limited                                                    United Kingdom
Nicholson Stewart-Brown Limited                                                           United Kingdom
Nikols Chile SA                                                                           Chile

                                     - 27 -

Nikols Galicia SA                                                                         Spain
Nikols Iberia SA                                                                          Spain
Nikols International Ltd.                                                                 Brit. Virgin Islands
Nikols Portugal Ltda                                                                      Portugal
Nikols SA                                                                                 Switzerland
Nikols Segiber Ltda                                                                       Portugal
Nissho Iwai (Japan)                                                                       Japan
Nixon Constable & Company Ltd.                                                            United Kingdom
Norsk Forsikringsservice AS                                                               Norway
North Derbyshire Finance Company Limited, The                                             United Kingdom
Norwegian Insurance Partners A/S                                                          Norway
Norwegian Insurance Partners as (Non-Marine)                                              Norway
NRC Reinsurance Company Ltd.                                                              Bermuda
nv Insurance Louis Delhaize (en abrege INSURDEL)                                          Belgium
Ohio Cap Insurance Company, Inc.                                                          Bermuda
OHM Insurance Agency, Inc.                                                                Ohio
OHM Services of Texas, Inc.                                                               Texas
Ohrinsoo Agency                                                                           Korea
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.                              Peru
Old ARS LRA Corp.                                                                         Texas
Old S&C of PA, Inc.                                                                       Pennsylvania
Olympic Financial Holding Corporation                                                     Washington
Olympic Health Management Services, Inc.                                                  Washington
Olympic Health Management Systems, Inc.                                                   Washington
Orobio Mees Herman B.V.                                                                   Netherlands
OUM & Associates of New York, A Corporation                                               New York
OUM & Associates of Ohio, A Corporation                                                   Ohio
OWA Hoken (UK) Limited                                                                    United Kingdom
OWA Insurance Services Austria Gesellschaft mbH                                           Austria
OWA Insurance Services Austria GmbH & Co. KG                                              Austria
P I Insurance Brokers (Pty) Limited                                                       South Africa
P.I. Consultants Ltd.                                                                     Hong Kong
P.T. Alexander Lippo Indonesia                                                            Indonesia
Pacific Wholesale Insurance Brokers Pty Limited                                           Australia
Paladin Reinsurance Corporation                                                           New York
Pandimar Consultants, Inc.                                                                New York
Paribas Assurantien B.V.                                                                  Netherlands
Parker Risk Management (Barbados) Ltd.                                                    Barbados
Parker Risk Management (Bermuda) Ltd.                                                     Bermuda
Parker Risk Management (Cayman) Ltd.                                                      Cayman Islands
Parker Risk Management (Guernsey) Ltd.                                                    Guernsey
Parker Risk Management (S) Pte Ltd                                                        Singapore
Pat Ryan & Associates, B.V.                                                               Netherlands
Paul J.F. Schultz oHG                                                                     Germany
PBG Pensions Beratungs-Gesellschaft mbH (Partnership)                                     Germany
Pernas HHL Insurance Brokers Sdn Bhd                                                      Malaysia
Pernas HHL Reinsurance Brokers Sdn. Bhd.                                                  Malaysia

                                     - 28 -

PHH Insurance Associates Corporation                                                      Maryland
Pinerich Limited                                                                          Ireland
PL Ferrari & Co International Srl                                                         Italy
Plaire SA                                                                                 France
Poland Puckle Insurance Brokers Ltd.                                                      United Kingdom
Premier Auto Finance, Inc.                                                                Delaware
Premier Auto Finance, L.P.                                                                Illinois
Premier Receivables Purchase Facility, LLC                                                Delaware
Prescot Insurance Holdings Ltd.                                                           United Kingdom
Presidium Companies, Inc.                                                                 Delaware
Presidium Holdings, Inc.                                                                  Delaware
Presidium, Inc.                                                                           Delaware
Private Client Trustees Ltd.                                                              Ireland
Product Care, Inc.                                                                        Illinois
Produgar                                                                                  Portugal
Professional & General Ins. Company (Bermuda) Ltd.                                        Bermuda
Professional Liability Services Limited                                                   United Kingdom
Professional Sports Insurance Co. Ltd.                                                    Bermuda
Progressive Ideal Sdn Bhd.                                                                Malaysia
Promotora Zircon S.A. de C.V.                                                             Mexico
Property Owners Database Limited                                                          United Kingdom
Proruck Ruckversicherungs - AG                                                            Germany
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH                                    Germany
Provider Services, Ltd.                                                                   Bermuda
PT RNJ Ratna Nusa Jaya                                                                    Indonesia
PYXYS-Gestion de Flottes SA                                                               France
R&M Reinsurance Intermediaries Ltd.                                                       Trinidad
R.E.I. (NSW) Insurance Brokers Pty. Ltd.                                                  Australia
R.E.I.A. Insurance Brokers Pty. Ltd.                                                      Australia
R.G. Reis (Management Services) Ltd.                                                      United Kingdom
R.G. Reis Pension Fund Trustees Ltd.                                                      United Kingdom
Ralph S. Harris (Insurance) Pty. Ltd.                                                     Zimbabwe
RAMRO y Asociados, S.C.                                                                   Mexico
Rath & Strong, Inc.                                                                       Massachusetts
RBH General Agencies (Canada) Inc.                                                        Quebec
RDG Resource Dealer Group (Canada) Inc.                                                   Canada
RDG Securities Corporation                                                                Illinois
Reed Stenhouse Asia Pacific Ltd.                                                          Scotland
Reed Stenhouse Europe Holdings B.V.                                                       Netherlands
Reed Stenhouse Gmbh                                                                       Germany
Reed Stenhouse Netherlands B.V.                                                           Netherlands
Reed Stenhouse Underwriting Management Ltd.                                               Scotland
REISA Insurance Brokers Pty. Ltd.                                                         Australia
REIV Insurance Brokers (Pty) Ltd.                                                         Australia
Reserv Corporation                                                                        Pennsylvania
Resource Acquisition Corporation                                                          Delaware
Resource Dealer Group of Alabama, Inc.                                                    Alabama

                                     - 29 -

Resource Dealer Group of Arizona Insurance Services, Inc.                                 Arizona
Resource Dealer Group of Indiana, Inc.                                                    Indiana
Resource Dealer Group of Kentucky, Inc.                                                   Kentucky
Resource Dealer Group of Massachusetts Insurance Agency, Inc.                             Massachusetts
Resource Dealer Group of Mississippi, P.A.                                                Mississippi
Resource Dealer Group of Nevada, Inc.                                                     Nevada
Resource Dealer Group of New Mexico, Inc.                                                 New Mexico
Resource Dealer Group of Ohio Agency, Inc.                                                Ohio
Resource Dealer Group of Texas, Inc.                                                      Texas
Resource Dealer Group, Inc.                                                               Illinois
Resource Dealer Group, Inc.                                                               Mississippi
Resource Dealer Insurance Services of California, Inc.                                    California
Resource Financial Corporation                                                            Delaware
Resource Life Insurance Company                                                           Illinois
Resource Training, Inc.                                                                   Illinois
Revasa S.p.A.                                                                             Italy
RHH Surety & Guarantee Limited                                                            United Kingdom
RIP Services Limited                                                                      Guernsey
Risk Funding Services (Pty) Limited                                                       South Africa
Risk Management Consultants Ltd.                                                          United Kingdom
Risk Management Consultants of Canada Limited                                             Canada
RiskNet Worldwide, Inc.                                                                   Oregon
Risque et Finance SA                                                                      France
Rockford Holding, Inc.                                                                    Delaware
Rockford Life Insurance Company                                                           Arizona
Rollins Heath (Japan) Ltd.                                                                Japan
Rollins Heath Korea Co. Ltd.                                                              Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                                               Australia
Rollins Hudig Hall (Hong Kong) Ltd.                                                       Hong Kong
Rollins Hudig Hall (Nederland) Limited                                                    United Kingdom
Rollins Hudig Hall (Scandinavia) A/S                                                      Norway
Rollins Hudig Hall Associates B.V.                                                        Netherlands
Rollins Hudig Hall Finance bv                                                             Netherlands
Rollins Hudig Hall Mexico Agente De Seguros Y De Fianzas, S.A. De C.V.                    Mexico
Rollins Hudig Hall Netherlands b.v.                                                       Netherlands
Rollins Hudig Hall Services Limited                                                       United Kingdom
Rollins Hudig Hall Sweden AB                                                              Sweden
Rollins Hudig Hall Versicherungsmakler Gesellschaft m.b.H.                                Austria
Ropeco Pty Ltd.                                                                           Australia
Rostron Hancock Ltd.                                                                      United Kingdom
Roundwise Limited                                                                         United Kingdom
Ruben Entertainment Insurance Services                                                    United Kingdom
RUMEX VermogensverwaltungsGmbH                                                            Germany
Ryan Insurance Group France S.A.R.L.                                                      France
Ryan Warranty Services Canada, Inc.                                                       Canada
Ryan Warranty Services Quebec, Inc.                                                       Ontario
Rydata Limited                                                                            United Kingdom

                                     - 30 -

S A Credit & Insurance Brokers (Pty) Limited                                              South Africa
S W Holdings (SA) (Pty) Limited                                                           South Africa
S W Insurance Brokers (Pty) Limited                                                       South Africa
S. Mark Brockinton & Associates of Texas, Inc.                                            Texas
S.A.B. S.p.A.                                                                             Italy
Saat Van Marwijk Beheer bv                                                                Netherlands
Saat Van Marwijk Noordwijk B.V.                                                           Netherlands
Salud Centurion Ltda. Agente de Medicina Prepagada                                        Colombia
Sang Woon Agency                                                                          Korea
Santos da Cunha, Abreu & Associados, Lda.                                                 Portugal
SASE France Societe Des Assures Du Sud Set                                                France
Savoy Insurance Brokers Ltd.                                                              United Kingdom
Saxonbeech Ltd.                                                                           United Kingdom
Scarborough & Company, Inc.                                                               Delaware
Sceptre Agency, Inc.                                                                      Texas
Schinasi Athesina                                                                         Italy
Schinasi Insurance Broker                                                                 Italy
Schinasi Veneto                                                                           Italy
Scottish & Commonwealth Insurance Co. Ltd.                                                Bermuda
Seascope Cargo Insurance Services Limited                                                 United Kingdom
Seascope Insurance Holdings Limited                                                       United Kingdom
Seascope Marine Limited                                                                   United Kingdom
Securities Guarantee Company Limited                                                      United Kingdom
Sedgwick Brichetto Argentina SA                                                           Argentina
Sedgwick Corredores de Reaseguros Ltda                                                    Colombia
Sedgwick Correduria de Seguros SA                                                         Spain
Seguros Inchcape Macau Lda.                                                               Macau
Select Direct Limited                                                                     Scotland
Select Healthcare Insurance Services                                                      California
Service Protection, Inc.                                                                  Illinois
Service Saver, Incorporated                                                               Florida
ServicePlan of Florida, Inc.                                                              Florida
ServicePlan, Inc.                                                                         Illinois
Servicios A.B.S., S.A.                                                                    Mexico
Servicios Inmoboliarios Guadalajara, S.C.                                                 Mexico
Servicios Y Garantias Ryan S.L.                                                           Spain
SGAP SA                                                                                   France
SGL Logistica Srl                                                                         Italy
Sherwood Insurance Agency, Inc. of New York                                               New York
Sherwood Insurance Services                                                               California
Sherwood Insurance Services of Washington, Inc.                                           Washington
SHL Pacific Regional Holdings Inc.                                                        California
Shoreline Insurance Agency, Inc.                                                          Rhode Island
Simco Insurance Brokers Pte                                                               Singapore
SIS Services of New York, Inc.                                                            New York
SLE Worldwide Australia Pty Limited                                                       Australia
SLE Worldwide Limited                                                                     United Kingdom

                                     - 31 -

SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.                                     Mexico
SLE Worldwide, Inc.                                                                       Delaware
SN Re SA (Brichetto Sudamericana)                                                         Argentina
Societe Centrale de Courtage d'Assurances                                                 France
Societe Europeenne d'Etudes et de Courtages - SEEC SA                                     France
Sodarcan Inc.                                                                             Canada
Sodartec Inc.                                                                             Canada
Soriero & Company, Inc.                                                                   Texas
Sorim (1987) Ltd.                                                                         United Kingdom
Sorim Services (1987) Ltd.                                                                United Kingdom
Sothanasiri Co. Ltd.                                                                      Thailand
Southern Cross Underwriting Pty. Limited                                                  Australia
Special Risk Resources Insurance Agency, Inc.                                             California
Special Risk Services Limited                                                             United Kingdom
Special Risk Services, Inc.                                                               New York
Specialty Benefits, Inc.                                                                  Indiana
Spicafab Limited                                                                          United Kingdom
Steetley Leslie & Godwin Limited                                                          Guernsey
Stenhouse (South East Asia) Pte. Ltd.                                                     Singapore
Stenhouse Marketing Services (London) Ltd.                                                United Kingdom
Stenhouse Marketing Services, Inc.                                                        Delaware
Sterling Life Insurance Company                                                           Arizona
Stichting Employee Fund Aon                                                               Netherlands
Stichting Werknemerscertificaten HLG                                                      Netherlands
Structured Compensation Ltd.                                                              United Kingdom
Sumner & McMillan                                                                         United Kingdom
Sumner & McMillan Limited (Ireland)                                                       Ireland
Superannuation Fund (CICNZ) Limited                                                       New Zealand
Superannuation Management Nominees Ltd.                                                   New Zealand
Surety & Guarantee Consultants Limited                                                    United Kingdom
Surveyors Claims Services Ltd.                                                            United Kingdom
Suys & Janssens SA                                                                        Belgium
Swaziland Construction Insurance Brokers (Pty) Ltd.                                       Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.                                            Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.                                         Swaziland
Swaziland Insurance Brokers (Pty) Ltd.                                                    Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                                                  Swaziland
Swett & Crawford                                                                          California
Swett & Crawford Ins. Agency of Massachusetts, Inc.                                       Massachusetts
Swett & Crawford of Arizona, Inc.                                                         Arizona
Swett & Crawford of Colorado, Inc.                                                        Colorado
Swett & Crawford of Connecticut, Inc.                                                     Connecticut
Swett & Crawford of Hawaii, Inc.                                                          Hawaii
Swett & Crawford of Idaho, Inc.                                                           Idaho
Swett & Crawford of Maine, Inc.                                                           Maine
Swett & Crawford of Nevada, Inc.                                                          Nevada
Swett & Crawford of Ohio, Inc.                                                            Ohio

                                     - 32 -

Swett & Crawford of Texas, Inc.                                                           Texas
Swett Insurance Managers of California, Inc.                                              California
Swett Insurance Managers of Pennsylvania, Inc.                                            Pennsylvania
T M Insurance Brokers (Pty) Limited                                                       South Africa
Tabma-Hall Insurance Services Pty. Limited                                                Australia
Tecsefin Centroamerica, S.A.                                                              Panama
Tecsefin Guatemala                                                                        Panama
Tecsefin Salvador                                                                         Panama
Tecsefin, S.A.                                                                            Colombia
Ted Harty & Associates, Inc.                                                              Georgia
Terbroker srl                                                                             Italy
Tethercrest Ltd.                                                                          United Kingdom
Texecur Versicherungs Vermittlungs GmbH                                                   Germany
The Alexander Consulting Group Ltd.                                                       Canada
The Alexander Consulting Group Ltd.                                                       New Zealand
The Alexander Consulting Group Ltd.                                                       Scotland
The Credit Insurance Association France SA                                                France
The Credit Insurance Association Ltd.                                                     United Kingdom
The National Senior Membership Group Association                                          Washington
The Olympic Senior Membership Group, Inc.                                                 Washington
The Swett & Crawford Group, Inc.                                                          California
Tholwana MIB Pty Limited                                                                  South Africa
Trans Caribbean Insurance Services, Inc.                                                  American Samoa
Travellers Club International Ltd.                                                        United Kingdom
Trent Insurance Company Ltd.                                                              Bermuda
TREV Properties Corporation                                                               Delaware
TTF Insurance Services Ltd.                                                               United Kingdom
Underwriters Marine Services Limited                                                      United Kingdom
Underwriters Marine Services of Texas, Inc.                                               Texas
Underwriters Marine Services, Inc.                                                        Louisiana
Union Centurion, S.A.de C.V.                                                              Mexico
Unison Consultants Europe E.E.I.G.                                                        Belgium
Unison GEIE                                                                               Belgium
Unison SA                                                                                 Belgium
Unison Technical Services                                                                 Belgium
United Car & Van Rental Ltd.                                                              United Kingdom
United Iranian Insurance Services plc Teheran                                             Iran
Uzbeksugurta Howden Lihou                                                                 Republic of Uzbekistan
Valex Insurance Agency, Inc.                                                              Texas
Varity Risk Management Services Ltd.                                                      United Kingdom
Vassal Properties (Pty) Ltd.                                                              Botswana
Verband der Jauch & Hubener Unterstutzungskassen                                          Germany
Vesselforward Ltd.                                                                        United Kingdom
Virginia Surety Company, Inc.                                                             Illinois
VOL Properties Corporation                                                                Delaware
Wackerbarth Hardman (Holdings) Limited                                                    United Kingdom
Wackerbarth Holdings Limited                                                              United Kingdom

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Wackerbarth International Holdings Bv                                                     Netherlands
WACUS Kreditversicherungsmakler GmbH                                                      Austria
WACUS Magyarorszag Hitelbitzositasi Tanacsado es Kozvetito Kft.                           Hungary
WAS Betriebsfuhrungs-GmbH                                                                 Germany
WAVECA CA                                                                                 Venezuela
Wed. Jacobs & Brom bv                                                                     Netherlands
Wexford Underwriting Managers, Inc.                                                       Delaware
Wilfredo Armstrong S.A.                                                                   Argentina
William Gallagher Associates of California, Inc.                                          California
William Gallagher Associates of Maryland, Inc.                                            Maryland
William Gallagher Associates of New Jersey, Inc.                                          New Jersey
Willis Corroon (PVT) Ltd.                                                                 Zimbabwe
Winchester Financial Services (Pty) Limited                                               South Africa
Windhock Insurance Brokers (Pty) Limited                                                  Namibia
WMD Underwriting Agencies Ltd.                                                            United Kingdom
World Insurance Network Ltd.                                                              Cardiff
World Shipping Services Ltd                                                               Italy
Worldwide Insurance Network Limited                                                       United Kingdom
Worldwide Integrated Services Company                                                     Texas
Wyrm Systems Pty Limited                                                                  South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.                                                    South Africa
Y&D Properties Ltd.                                                                       Canada
Yin Hwa Insurance Agent Co Ltd.                                                           Taiwan
ZAO Aon Insurance Brokers                                                                 Russia
Zimbabwe Risk Managers (Pvt) Ltd.                                                         Zimbabwe

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